As filed with the SEC on ____________________.          Registration No. 2-89558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 32

                                   ----------

                                   PRUCO LIFE
                          VARIABLE APPRECIABLE ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |_|   on ______________ pursuant to paragraph (b) of Rule 485
                  (date)

      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      |X|   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
               -----------
                 (date)

|X| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                     PART A:

                     INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2003

PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") under the name Variable Appreciable Life(R) Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest your Contract's premiums and its earnings in one or more of 13 available variable investment options of the Pruco Life Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

Conservative Balanced     Government Income     Natural Resources
Diversified Bond          High Yield Bond       Small Capitalization Stock
Equity                          Jennison        Stock Index
Flexible Managed          Money Market          Value
Global

o     Invest in the fixed rate option, which pays a guaranteed interest rate.

o Invest in the Pruco Life Variable Contract Real Property Account (the "Real Property Account").

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                                   Page
SUMMARY OF CHARGES AND EXPENSES.......................................................1
   Expenses other than Portfolio Expenses.............................................1
SUMMARY OF THE CONTRACT...............................................................4
AND CONTRACT BENEFITS.................................................................4
   Brief Description of the Contract..................................................4
   Types of Death Benefit Available Under the Contract................................4
   Death Benefit Guarantee............................................................5
   The Contract Fund..................................................................5
   Tabular Contract Fund..............................................................5
   Premium Payments...................................................................5
   Allocation of Premiums.............................................................6
   Investment Choices.................................................................6
   Transfers Among Investment Options.................................................6
   Increasing or Decreasing Face Amount...............................................7
   Access to Contract Values..........................................................7
   Contract Loans.....................................................................7
   Canceling the Contract.............................................................7
SUMMARY OF CONTRACT RISKS.............................................................7
   Contract Values are not Guaranteed.................................................7
   Contract Lapse.....................................................................8
   Risks Involved with Using the Contract as a Short-Term Savings Vehicle.............8
   Risks of Taking Withdrawals........................................................8
   Limitations on Transfers...........................................................9
   Limitations and Charges on Surrender of the Contract...............................9
   Risks of Taking a Contract Loan....................................................9
   Tax Consequences of Buying this Contract...........................................9
SUMMARY OF RISKS ASSOCIATED WITH.....................................................10
THE VARIABLE INVESTMENT OPTIONS......................................................10
   Risks Associated with the Variable Investment Options.............................10
   Learn More about the Variable Investment Options..................................11
GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES...........11
   Pruco Life Insurance Company......................................................11
   Pruco Life Variable Appreciable Account...........................................11
   The Funds.........................................................................11
   Voting Rights.....................................................................13
   Substitution of Portfolios........................................................14
   The Fixed Rate Option.............................................................14
   The Pruco Life Variable Contract Real Property Account............................14
CHARGES AND EXPENSES.................................................................15
   Sales Load Charges................................................................15
   Surrender Charges.................................................................16
   Cost of Insurance.................................................................17
   Deduction from Premiums...........................................................17
   Taxes Attributable to Premiums....................................................17
   Monthly Deductions from the Contract Fund.........................................17
   Daily Charge......................................................................18
   Transaction Charges...............................................................18
   Portfolio Charges.................................................................18
   Rider Charges.....................................................................18
PERSONS HAVING RIGHTS UNDER THE CONTRACT.............................................18
   Contract Owner....................................................................18
   Beneficiary.......................................................................19
OTHER GENERAL CONTRACT PROVISIONS....................................................19
   Assignment........................................................................19
   Incontestability..................................................................19
   Misstatement of Age or Sex........................................................19
   Settlement Options................................................................19

   Suicide Exclusion.................................................................20
RIDERS...............................................................................20
REQUIREMENTS FOR ISSUANCE OF A CONTRACT..............................................21
PREMIUMS.............................................................................21
   Allocation of Premiums............................................................23
   When a Contract Becomes Paid-Up...................................................24
   Transfers.........................................................................24
   Dollar Cost Averaging.............................................................25
DEATH BENEFITS.......................................................................25
   Contract Date.....................................................................25
   When Proceeds Are Paid............................................................26
   Types of Death Benefit............................................................26
   How a Contract's Death Benefit Will Vary..........................................27
   Increases in Face Amount..........................................................28
   Decreases in Face Amount..........................................................30
CONTRACT VALUES......................................................................30
   How a Contract's Cash Surrender Value Will Vary...................................30
   Surrender of a Contract...........................................................31
   Loans.............................................................................31
   Withdrawals.......................................................................32
LAPSE AND REINSTATEMENT..............................................................33
   Options on Lapse..................................................................33
TAXES................................................................................34
   Tax Treatment of Contract Benefits................................................34
   Tax-Qualified Pension Plans.......................................................36
LEGAL PROCEEDINGS....................................................................36
ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.....36
ADDITIONAL INFORMATION...............................................................38
DEFINITIONS OF SPECIAL TERMS.........................................................39
USED IN THIS PROSPECTUS..............................................................39

                         SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 39 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment options.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction and Optional Rider Fees
-----------------------------------------------------------------------------------------------------------------------------------
                    Charge                               When Charge is Deducted                       Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
      Maximum Sales Charge Imposed on
               Premiums (Load)
                                                   This charge is deducted from premium     The maximum charge is 5% of premiums
    This charge compensates us for costs of                      payment                         paid in all Contract years.
            selling the Contracts.
-----------------------------------------------------------------------------------------------------------------------------------
              Administrative Fee                     The charge is deducted from each                        $2
                                                             premium payment
    This charge compensates us for processing
         the cost of premium payments.
-----------------------------------------------------------------------------------------------------------------------------------
        Taxes Attributable to Premiums*            This charge is deducted from premium       The maximum charge is 2.5% of the
                                                                 payments                             premium payment.
This charge compensates us for federal, state,                                                The current charge is 2.5% of the
or local income, premium, excise, business, or                                                        premium payment.
   any other type of tax based upon premium
            amounts received by us.
-----------------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)         This charge is assessed upon lapse or       Up to 45% of one scheduled annual
                                                    (partial) surrender, if the event                      premium
                                                   occurs in the first 10 years of the
                                                             coverage segment.
-----------------------------------------------------------------------------------------------------------------------------------
             Other Surrender Fees                 This charge is assessed upon lapse or
   This charge compensates us for sales and         (partial) surrender, if the event
             administrative costs.                 occurs in the first 10 years of the      Maximum of $5 per $1,000 of coverage
                                                            coverage segment.                              amount
-----------------------------------------------------------------------------------------------------------------------------------
                Withdrawal Fee                    This charge is assessed in connection          The maximum charge is $15.
   This charge compensates us for processing              with each withdrawal.
      costs associated with withdrawals.          It is not accessed when the withdrawal     The current charge is the lesser of
                                                   also causes a decrease in the basic       $15 or 2% of the withdrawal amount.
                                                             insurance amount
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       Basic Insurance Amount Change Fee         This charge is assessed when there is a         The maximum charge is $15.
                                                    change in basic insurance amount.
   This charge compensates us for processing
   costs associated with any change in basic
               insurance amount.
-----------------------------------------------------------------------------------------------------------------------------------
           Living Needs Benefit Fee                  This charge is assessed when the
                                                             benefit is paid.
 This charge compensates us for administrative                                                   The maximum charge is $150.
 costs associated with paying the Living Needs
                   Benefit.
-----------------------------------------------------------------------------------------------------------------------------------

* For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

The second table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance ("COI")*                         This charge is assessed monthly          On a guaranteed basis these charges
                                                                                             range from $.057082 to $83.33333
Minimum and Maximum Charges
                                                                                             Per $1,000 of Net Amount of Risk
-----------------------------------------------------------------------------------------------------------------------------------
Initial COI charges for a representative Contract owner who is male age 35, in the        The guaranteed charge for $1,000 of net
preferred best underwriting class, and assuming no riders.                               amount of risk, for a male age 35 select
                                                                                          non smoker, issued after 1998 would be
                                                                                                         $0.18083
                                                                                           On a current basis the rate would be
                                                                                                    $0.1633 per $1,000
-----------------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk Fees               This charge is assessed daily           The maximum charge is an effective
                                                                                           annual rate of 0.6% of the amount of
  This charge compensates us for assuming                                                    assets in the variable investment
   mortality and expense risks under the                                                                 options.
                 Contract.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         The maximum charge is $2.50 per Contract
   Administrative Fee for basic insurance                                                  plus up to $0.02 per $1,000 of basic
                   amount                          This charge is assessed monthly                   insurance amount.

 This charge compensates us for processing                                               The current charge is $2.50 per Contract
 claims, keeping records, and communicating                                              and the $0.02 per $1,000 is capped at $2.
           with Contract owners.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          The charge is $0.01 per $1,000 of basic
 Guaranteed Death Benefit Fee for the basic        This charge is assessed monthly         insurance amount or increase in basic
   insurance amount or an increase to the                                                            insurance amount.
           basic insurance amount
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Administrative Fee for an increase to basic        This charge is assessed monthly         The maximum charge is up to $0.02 per
              insurance amount                                                               $1,000 of basic insurance amount

 This charge compensates us for the cost of
   an increase in basic insurance amount.
-----------------------------------------------------------------------------------------------------------------------------------
          Level Premium Term Rider            This charge is assessed monthly for each   The maximum monthly equivalent deduction
                                                   rider in-force on the contract           per unit ranges from $0.01 to $56,
   Providing additional insurance for the                                                 depending on rider benefit, duration of
    insured and/or the insured's spouse.                                                       term insurance, issue age and
                                                                                                  underwriting specifics.
-----------------------------------------------------------------------------------------------------------------------------------
          Level Premium Term Rider              This charge is assessed monthly while    The maximum monthly equivalent deduction
                                                       the rider is in-force.                       per unit is $0.45.
    Providing additional insurance for a
              dependent child.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         The maximum monthly equivalent deduction
        Renewable Premium Term Rider            This charge is assessed monthly while       per unit ranges from $0.008 to $68,
                                                       the rider is in-force.             depending on rider benefit, duration of
   Providing additional insurance for the                                                   term, attained age and underwriting
    insured and/or the insured's spouse.                                                                specifics.
-----------------------------------------------------------------------------------------------------------------------------------
       Accidental Death Benefit Rider           This charge is assessed monthly while    The maximum monthly equivalent deduction
                                                       the rider is in-force.               per unit ranges from $.03 to $.58,
 A supplementary benefit available on many                                                   depending on issue age, sex, and
    products that provides an additional                                                          underwriting specifics.
 pre-specified death benefit if the insured
     dies as the result of an accident.
-----------------------------------------------------------------------------------------------------------------------------------
  Option to Purchase Additional Insurance       This charge is assessed monthly while    The maximum monthly equivalent deduction
                   Rider                               the rider is in-force.               per unit ranges from $.06 to $.37,
                                                                                                  depending on issue age.
  A supplementary benefit, which gives the
  policyowner the option to purchase a new
policy on the same insured up to the amount
     of the option, without evidence of
  insurability, on specified option dates.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       Waiver of Premium Rider Charge          This charge is assessed monthly for the   The maximum monthly equivalent deduction
                                                      waiver of premium period.             per unit ranges from $.001 to $.58,
  A supplementary benefit under which the                                                    depending on issue age, sex, and
Company pays all premiums due on a contract                                                       underwriting specifics.
   while the insured is totally disabled.
-----------------------------------------------------------------------------------------------------------------------------------
     Applicant Waiver of Premium Rider           This is assessed monthly during the        The maximum monthly benefit charge
                                                     applicable rider duration.          ranges from .4% to 3.4% of the contracts
   A supplementary benefit contract that                                                    applicable premium. The percentage
 allows for premiums due on the contract to                                                varies based on the issue age of the
  be waived by the Company in the event of                                               child and the issue age of the applicant
 the applicant's total disability or death
        during the coverage period.
-----------------------------------------------------------------------------------------------------------------------------------

*The COI charge varies based on the individual characteristics of the insured. The lowest maximum COI charge of $.057082 is representative of the first year charge for a female age 10, The highest guaranteed charge of $83.33333 is representative of the later duration charge, for example a charge for attained age 99. The amount shown in the table may not be representative of the charge that a particular Contract owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

The third table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

---------------------------------------------------------------------------------------- -------------------- -------------------
                         Total Annual Fund Operation Expenses                                  Minimum             Maximum
                                                                                         -------------------- -------------------
(expenses that are deducted from the Fund's assets, including management fees,
distribution [and/or service] (12b-1) fees, and other expenses)                                 0.39%               0.84%
---------------------------------------------------------------------------------------- -------------------- -------------------

                             SUMMARY OF THE CONTRACT
                              AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. A variable appreciable life insurance policy is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 14 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund will increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. The death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Pruco Life Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

o Pruco Life guarantees that if the Scheduled Premiums are paid when due, or received within 61 days after the grace period starts (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and at least the face amount of insurance will be paid upon the death of the insured.

If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

The Contract Fund

Your net premiums are invested in one or more of the variable investment options, allocated to the fixed rate option, or invested in the Real Property Account, as you instruct us. Your Contract Fund value changes daily, reflecting:
(1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Pruco Life will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans, page 31.

Your Scheduled Premium consists of two amounts:

o The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the "Premium Change Date");

o The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS, page 21.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 21, and Tax Treatment of Contract Benefits, page 34. Pruco Life will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your contracts performance. If the contracts performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for collecting and processing premiums. For more detail, see CHARGES AND EXPENSES, page 15. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 23.

Your initial net premium is applied to your contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in a Home Office. Subsequent net premiums are applied to your contract as of the date of receipt at a Home Office.

On the Contract date: (1) we deduct the charge for premium processing and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium to the variable investment options, the fixed rate option, or the Real Property Account according to your most current allocation request.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, Inc., page 11, The Fixed Rate Option, page 14, and The Pruco Life Variable Contract Real Property Account, page 14. Subsequent net premiums are applied to your Contract as of the date of receipt at a Home Office.

Pruco Life may add additional variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account without charge. Certain restrictions apply when transferring funds from the fixed rate option into the variable investment options that invest in portfolios of The Prudential Series Fund or into the Real Property Account. See Transfers, page 24. Currently, you may make additional transfers with Pruco Life's consent without charge.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners.

In addition, you may use our dollar cost averaging feature. For additional information, please see Transfers, page 24, Dollar Cost Averaging, page 25.

Increasing or Decreasing Face Amount

Subject to state approval and underwriting requirements determined by Pruco Life, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in face amount. See Increases in Face Amount, page 28.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is either increased or decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 31, and Tax Treatment of Contract Benefits, page 34.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 32, and Tax Treatment of Contract Benefits, page 34.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the Contract Fund value attributable to the variable investment options, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow is $500. See Loans, page 31.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You will then receive a refund of all premium payments made. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, plus or minus any change due to investment experience. This provision also applies to increases in Face Amount. A Contract returned according to this provision shall be deemed void from the beginning.

                           SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance. However, Pruco Life guarantees that if

Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 10 and The Fixed Rate Option on page 14.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the grace period starts, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the payment to prevent your Contract from lapsing. Your payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT on page 33. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits -- Pre-Death Distributions on page 35.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Contract's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits -- Pre-Death Distributions on page 35.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may only make no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a face amount of insurance of less than the minimum face amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. It is important to note, however, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in face amount of insurance, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals, page 32, and Tax Treatment of Contract Benefits, page 34.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account up to four times in each Contract year at no charge. You may make additional transfers with Pruco Life's consent, also at no charge.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and
(b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account or (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 34.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges on page 16. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract value. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund less the Contract debt equals or exceeds the Tabular Contract Fund less any applicable surrender charges. If the Contract Fund less the Contract debt equals or exceeds the Tabular Contract Fund less any applicable surrender charges and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans), in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract.

Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 34.

                        SUMMARY OF RISKS ASSOCIATED WITH
                         THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 13 available variable investment options of the Series Fund. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc., page 11, The Fixed Rate Option, page 14, and The Pruco Life Variable Contract Real Property Account, page 14.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life Variable Appreciable Account other than the Real Property Account, which invests in the "Partnership". Each subaccount invests in Portfolio shares of the Series Fund which is registered under the Investment Company Act of 1940. Each subaccount, and the Real Property Account, holds its assets separate from the assets of the other investment options, and each investment option has its own investment objective and policies, which are described in this prospectus and the prospectuses for the Series Fund and the Real Property Account. The income, gains and losses of one investment option generally have no effect on the investment performance of any other. For an additional discussion of the portfolios of the Series Fund, please see The Prudential Series Fund, Inc. on page 11.

We do not promise that the variable investment options will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which the subaccounts invest. You bear the investment risk that the variable investment options may not meet their investment objectives.

Learn More about the Variable Investment Options

Before allocation amounts to the variable investment options, you should read the current Series Fund and The Real Property Account prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

   GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Pruco Life Variable Appreciable Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of Pruco Life's other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 available variable investment options, each of which is a subaccount of the Pruco Life Variable Appreciable Account. When you choose a subaccount, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contracts and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the

Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government and collateralized mortgage obligations.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% if its investable assets in high yield/high risk debt securities.

o Jennison Portfolio (formerly Prudential Jennison Portfolio): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("DAMI") serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. DAMI's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM") serves as a sub-adviser to approximately 25% of the assets of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global, the Jennison and the Natural Resources Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management, Inc. ("Victory") (formerly Key Asset Management, Inc.) serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 15.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1)changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Portfolios

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so. Transfers from the fixed rate option are subject to strict limits. See Transfers, page 24. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 26.

The Pruco Life Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. ("PIM"), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

                              CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interested credited to the Contract upon that loan. See Loans, page 31. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, Pruco Life reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We deduct a charge of up to 5% from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums, page 17. We also deduct 5% of each additional premium, whether scheduled or unscheduled. We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we will charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

----------------------------------------------------------------------------------------------------------------------------------
                                               The Deferred Sales Charge Will       Which is Equal to the Following Percentage of
            For Contracts                        be the Following Percentage                        the Scheduled
             Surrendered                       of One Scheduled Annual Premium            Premiums Due to Date of Surrender
               During
----------------------------------------------------------------------------------------------------------------------------------
     Entire Year 1                                          25%                                          25.00%
     Entire Year 2                                          30%                                          15.00%
     Entire Year 3                                          35%                                          11.67%
     Entire Year 4                                          40%                                          10.00%
     Entire Year 5                                          45%                                           9.00%
     First 7 Months of Year 6                               45%                                           7.50%
     First Month of Year 7                                  40%                                           5.71%
     First Month of Year 8                                  30%                                           3.75%
     First Month of Year 9                                  20%                                           2.22%
     First Month of Year 10                                 10%                                           1.00%
     First Month of Year 11
            and Thereafter                                   0%                                           0.00%
----------------------------------------------------------------------------------------------------------------------------------

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS, page 21. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted). See Deduction from Premiums, Page 17. for premiums paid after total premiums paid under the Contract exceed five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed rate option, or the Real Property Account, according to your instructions. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under Increases in Face Amount on page 28.

Surrender Charges

We deduct an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) upon lapse or surrender of the Contract. This charge is made to cover the costs of: (1) processing applications; (2) conducting medical examinations; (3) determining insurability and the insured's risk class; and (4) establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in-force through the end of the Contract's 10th anniversary (later if additional insurance is added after issue). And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon surrenders or lapses occurring on or before the Contract's fifth anniversary. For each additional full month that the Contract stays in-force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the 10th anniversary. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but we currently intend to waive that charge if the reclassification is effected concurrently with an increase in face amount.

Cost of Insurance

On each Monthly date, we deduct a mortality charge from the Contract Fund to cover anticipated mortality costs. When an insured dies, the amount paid to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges enable Pruco Life to pay this larger death benefit. We determine the charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon: (1) the insured's sex (except where unisex rates apply); (2) current attained age; and (3) the anticipated mortality for that class of persons. The maximum rate that Pruco Life may charge is based upon the 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated mortality costs for insureds of particular ages. If this occurs, we may make a lower mortality charge for such persons. We reserve the right to charge full mortality charges based on the applicable 1980 CSO Table, and any lower current mortality charges are not applicable to Contracts in-force pursuant to an option on lapse. See Options on Lapse, page 33. If a Contract has a face amount of at least $100,000 and the insured has met strict underwriting requirements so that the Contract is in-force on a "Select Rating" basis for the particular risk classification, current mortality charges for all ages may be lower still.

Certain Contracts, for example, Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Pruco Life.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment. This charge is equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 23 is made up of the 5% sales load charge and the 2.5% premium tax charge.) The premium tax charge is Pruco Life's estimate of the average burden of state taxes generally. The rate applies uniformly to all contract owners without regard to state of residence. State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but in some instances may exceed 5%). Pruco Life may collect more for this charge than it actually pays for premium taxes.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) On each Monthly date, we reduce the Contract Fund by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). Currently, this $0.02 per $1,000 charge will not be greater than $2 per month. We currently waive this $0.02 per $1,000 charge for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b) On each Monthly date, we reduce the Contract Fund by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Daily Charge

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We may charge an administrative processing fee of up to $15 for any change in basic insurance amount.

(c) We may charge an administrative processing fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

Charges deducted from and expenses paid out of the assets of the variable investment options are described in the prospectuses for those investment options.

Rider Charges

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to hose riders. A deduction will also be made if the rating class of the insured results in an extra charge. See Expense Chart titled Periodic Contract Optional Rider Charges Other Than The Funds' Operating Expenses for various rider charges, on page 1.

                    PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary's interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

                       OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Pruco Life will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Pruco Life will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

                                     RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up, page 30.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

Living Needs Benefit Rider -- The Living Needs Benefit(sm) is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

                     REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less could apply for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

                                    PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life both for the additional processing costs (see item 1 under CHARGES AND EXPENSES, page 15) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life's consent.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page
33. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 34.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES, page 15. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Pruco Life will generally accept any premium payment of at least $25. Pruco Life reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 and T2 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

-------------------------------------------------------------------------------------------------
                             $60,000 Face Amount                    $100,000 Face Amount
                      ---------------------------------------------------------------------------
                          Preferred           Standard            Preferred             Standard
-------------------------------------------------------------------------------------------------
Male, age 35
at issue                    $554.80             $669.40             $902.00            $1,093.00
-------------------------------------------------------------------------------------------------
Female, age 45
at issue                    $698.80             $787.60           $1,142.00            $1,290.00
-------------------------------------------------------------------------------------------------
Male, age 55
at issue                  $1,556.20           $1,832.20           $2,571.00            $3,031.00
-------------------------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

----------------------------------------------------------------------------------------------------
                              $60,000 Face Amount                    $100,000 Face Amount
                      ------------------------------------------------------------------------------
                           Monthly             Annual               Monthly               Annual
----------------------------------------------------------------------------------------------------
Male, age 35
at issue                    $50.00              $554.80              $80.00                $902.00
----------------------------------------------------------------------------------------------------
Female, age 45
at issue                    $62.60              $698.80             $101.00              $1,142.00
----------------------------------------------------------------------------------------------------
Male, age 55
at issue                   $136.40            $1,556.20             $224.00              $2,571.00
----------------------------------------------------------------------------------------------------

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary, page 27. The term "Contract Fund" refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES on page 15. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary on page 27. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 34.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts, the fixed rate option or the Real Property Account on the Contract Date, according to the desired allocation specified in the application form. The invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office. A $2 per payment processing charge and a deduction of up to 7.5% to cover certain charges apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS, page
20. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES, page 15 ) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Options on Lapse, page 33), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed rate option or to the Real Property Account. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a subaccount may be transferred.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 19, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option, and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging

Under the Dollar Cost Averaging ("DCA") feature, either fixed dollar amounts or a percentage of the amount you designate under the DCA option will be transferred periodically from the DCA Money Market subaccount into other subaccounts available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account and must be a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Pruco Life's discretion. Subject to the limitations on premium payments and transfers, you may allocate or transfer amounts to the DCA account after DCA has been established and as long as the DCA account has a positive balance. In addition, if you pay premiums on an annual or semi-annual basis and you have already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date (i.e. the Contract Date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

                                 DEATH BENEFITS

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the application date and the medical examination date. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Pruco Life using a lower issue age in determining the Scheduled Premium amount. Pruco Life will permit a Contract to be back-dated but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

Two forms of the Contract were available. The Scheduled Premium for the Contract was the same for a given insured, regardless of which Contract Form you chose. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. Favorable investment results on the assets related to the Contract and greater than Scheduled Premiums will generally result in increases in the cash surrender value.

Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. The death benefit may be increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Contract's Cash Surrender Value Will Vary, page 31. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value. Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under CHARGES AND EXPENSES, page 15. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. You should consult your tax adviser and Pruco Life representative before making unscheduled premium payments.

Contract owners of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a Form A Contract owner cannot make withdrawals that would reduce the Contracts face amount below the minimum face amount. Contract owners of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchased a minimum size Contract. See Withdrawals, page 32.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

      (A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see REQUIREMENTS FOR ISSUANCE OF A CONTRACT on page 21) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up, page 30. The death benefit does reflect a deduction for the amount of any Contract debt. See Loans, page 31.

      (B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

            (1)   you paid only Scheduled Premiums;

            (2)   you paid Scheduled Premiums when due;

            (3) your selected investment options earned a net return at a uniform rate of 4% per year;

            (4)   we deducted full mortality charges based upon the 1980 CSO
                  Table;

            (5)   we deducted maximum sales load and expense charges; and

            (6)   there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Loans, page 31. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 28, and Decreases in Face Amount, page 30.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

      (A)   Under a Form A Contract, the death benefit will be the greater of
            (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

      (B)   Under a Form B Contract, the death benefit will be the greater of
            (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

------------------------------------------------------------        --------------------------------------------------------
                                             Increase in                                                    Increase in
      Male              Net Single            Insurance                 Female         Net Single            Insurance
  Attained Age           Premium            Amount Per $1              Attained         Premium            Amount Per $1
                                             Increase in                 Age                                Increase in
                                               Contract                                                       Contract
                                                Fund                                                           Fund
------------------------------------------------------------        --------------------------------------------------------
        5                .09884                $10.12                      5            .08198                $12.20
       25                .18455                $ 5.42                     25            .15687                $ 6.37
       35                .25596                $ 3.91                     35            .21874                $ 4.57
       55                .47352                $ 2.11                     55            .40746                $ 2.45
       65                .60986                $ 1.64                     65            .54017                $ 1.85
------------------------------------------------------------        --------------------------------------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 28, and Decreases in Face Amount, page 30.

Increases in Face Amount

You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life. An increase in face amount is in many ways similar to the purchase of a second Contract. It differs in the following respects:

      (1) the minimum permissible increase is $25,000, while the minimum for a new Contract was $60,000;

      (2) monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two;

      (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

      (4) the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and

      (5) the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

      (1)   You must ask for the increase in writing on an appropriate form;

      (2)   The amount of the increase in face amount must be at least $25,000;

      (3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life;

      (4) If Pruco Life requests, you must send in the Contract to be suitably endorsed;

      (5) The Contract must be neither paid-up nor in default on the date the increase takes effect;

      (6)   You must pay an appropriate premium at the time of the increase;

      (7) Pruco Life has the right to deny more than one increase in a Contract year; and

      (8) If between the Contract Date and the date that your requested increase in face amount would take effect, Pruco Life has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life will recompute the Contract's Scheduled Premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. Within six months after the most recent Contract anniversary, you may choose, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. There may be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Pruco Life will tell you the amount of any required payment. You should also note that an increase in face amount could cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life representative.

Provided the increase is approved, the new insurance will take effect once Pruco Life receives the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company.

We will supply you with pages showing the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects the various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 19) will run from the effective date of the increase.

Pruco Life will assess, upon lapse or surrender following an increase in face amount, the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of CHARGES AND EXPENSES on page 15. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a "free-look" right and a right to convert to a fixed benefit contract, which will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to the purchaser of a new Contract.

The "free-look" right allows a Contract to be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in Face Amount

You may effect a partial surrender of a Contract (see Surrender of a Contract, page 31) or a partial withdrawal of excess cash surrender value (see Withdrawals, page 32). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future Scheduled Premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. A reduction will not be permitted if it causes the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Before making a decrease in face amount, you should consult your own tax adviser and Pruco Life representative.

                                 CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

      (1) the value of the securities in which the assets of the subaccount[s] have been invested;

      (2) the investment performance of the Real Property Account if that option has been selected;

      (3)   interest credited on amounts allocated to the fixed rate option;

      (4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and

      (5) the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 and T2 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value or a fixed reduced paid-up insurance benefit while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced. The reduction is based upon the face amount of insurance. The Contract's face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Loans

You may borrow from Pruco Life up to the "loan value" of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable, to the variable investment options that would be payable upon immediate surrender; plus
(2) 100% of an amount equal to the portion of the Contract Fund attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option that would be payable upon immediate surrender. The minimum amount that may be borrowed at any one time is $500 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Pruco Life's consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2002 ranged from 6.87% to 7.57%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time your Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 33 and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 35. When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 34.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the Scheduled Premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal. A partial withdrawal will not be permitted under a Form A Contract if it would result in a new face amount less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Before making any withdrawal which causes a decrease in face amount, you should consult your tax adviser and Pruco Life representative. In addition, the amount of the Scheduled Premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract may result in a decrease in the face amount of insurance, the Contract Fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any applicable surrender charges, based upon the percentage reduction in face amount.

We will send replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges to owners of a Form A Contract who make a partial withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Pruco Life treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred. Withdrawals from paid up Contracts may result in an increased mortality charge.

                             LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the grace period starts, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits on page 34.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

      Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up, page 30. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans, page 31. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, below.

      As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3. Payment of Cash Surrender Value. You can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life's needs. If we receive the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force, less any Contract debt. Surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, below.

                                      TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

      o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      Contracts Not Classified as Modified Endowment Contracts.

      o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

      Modified Endowment Contracts.

      o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

      o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issue such a Contract with a minimum face amount of $10,000, with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for Contracts issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT, page 22. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax adviser before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

                                LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

                     ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $60,000 bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $554.80 is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the maximum contractual charges have been made from the beginning. Neither reflect the waiver of the front-end sales load nor the monthly additions to the Contract Fund that further reduce the cost of insurance charge. See CHARGES AND EXPENSES, page 15.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Types of Death Benefit, page 26.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following two tables (pages T1 and T2) show the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years. A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.49%, and the daily deduction from the Contract Fund of 0.60% per year. Thus, based on the above assumptions, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.09%, X.XX% and 10.91%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.49% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                             ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

attained age -- The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and applicable charges during the first 10 Contract years or 10 years after an increase in the face amount of insurance.

Contract -- Pruco Life Variable Appreciable Life Insurance Policy, an individual variable life insurance contract.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is issued, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

Contract Fund -- The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary.

death benefit -- The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount -- The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

Fixed rate option -- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

issue age -- The insured's age as of the Contract date.

loan value -- The maximum amount that a Contract owner may borrow.

Monthly date -- The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company -- Us, we, our, Pruco Life. The company offering the contract.

Pruco Life Variable Appreciable Account (the "Account") -- A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

The Prudential Series Fund, Inc. (the "Series Fund") -- A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

Schedule Premiums -- Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

subaccount -- An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

us, we, our -- Pruco Life Insurance Company ("Pruco Life").

valuation period -- The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option -- Any of the portfolios available in the Series Fund and/or the Pruco Life Variable Contract Real Property Account.

you -- The owner of the Contract.

To Learn More About Pruco Life Variable Appreciable Life

----------

To learn more about the Pruco Life Variable Appreciable Life policy, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. See the Table of Contents of the SAI below.

GENERAL INFORMATION AND HISTORY..............................................1
   Description of Pruco Life Insurance Company...............................1
   Control of Pruco Life Insurance Company...................................1
   State Regulation..........................................................1
   Records...................................................................2
   Services and Third Party Administration Agreements........................2

INITIAL PREMIUM PROCESSING...................................................2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS..........................3
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.......3
   How a Type A and B Contract's Death Benefit Will Vary.....................3
   Right to Exchange a Contract for a Fixed-Benefit Insurance Policy.........4
   Reports to Contract Owners................................................4

UNDERWRITING PROCEDURES......................................................5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT............................5

DISTRIBUTION AND COMMISSIONS.................................................6
   Service Fees..............................................................6

EXPERTS......................................................................6

PERFORMANCE DATA.............................................................6
   Average Annual Total Return...............................................6
   Non-Standard Total Return.................................................6
   Money Market Subaccount Yield.............................................7

FINANCIAL STATEMENTS.........................................................7

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. Prudential also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life SAI, material incorporated by reference, and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You also can write to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

                                     PART B:

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Appreciable Account
Pruco Life Insurance Company

                           Variable Appreciable Life(R)
                               Insurance Contracts

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-778-2255 or writing to us at the address immediately below.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                          Pruco Life Insurance Company
                              213 Washington Street
                            Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2003.

                                TABLE OF CONTENTS

                                                                            Page
GENERAL INFORMATION AND HISTORY...............................................1
   Description of Pruco Life Insurance Company................................1
   Control of Pruco Life Insurance Company....................................1
   State Regulation...........................................................1
   Records....................................................................1
   Services and Third Party Administration Agreements.........................1

INITIAL PREMIUM PROCESSING....................................................2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS...........................2
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits........2
   How a Type A and B Contract's Death Benefit Will Vary......................3
   Right to Exchange a Contract for a Fixed-Benefit Insurance Policy..........4
   Reports to Contract Owners.................................................4

UNDERWRITING PROCEDURES.......................................................4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT.............................5

DISTRIBUTION AND COMMISSIONS..................................................5
   Service Fees...............................................................5

EXPERTS.......................................................................5

PERFORMANCE DATA..............................................................5
   Average Annual Total Return................................................5
   Non-Standard Total Return..................................................5
   Money Market Subaccount Yield..............................................6

FINANCIAL STATEMENTS..........................................................6

                         GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $______ in 2002, $______ in 2001, and $_____ in 2000.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account, Prudential's retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes this settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Pruco Life and Prudential entered into a Reinsurance Agreement under which Pruco Life may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention. Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life -- Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.

                           INITIAL PREMIUM PROCESSING

In general, the invested portion of the initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

                          ADDITIONAL INFORMATION ABOUT
                             OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on males rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. The death benefit does reflect a deduction for the amount of any Contract debt.

(B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

      (1)   you paid only Scheduled Premiums;

      (2)   you paid Scheduled Premiums when due;

      (3) your selected investment options earned a net return at a uniform rate of 4% per year;

      (4)   we deducted full mortality charges based upon the 1980 CSO Table;

      (5)   we deducted maximum sales load and expense charges; and

      (6)   there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A) Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B) Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

------------------------------------------------------------------------------------------------------------------------------
                                           Increase in                                                      Increase in
                                            Insurance                                                        Insurance
                                          Amount Per $1                                                    Amount Per $1
                                           Increase in                  Female                             Increase in
       Male            Net Single          Contract                    Attained       Net Single             Contract
  AttainedAge           Premium              Fund                        Age            Premium                Fund
------------------------------------------------------------------------------------------------------------------------------
        5              .09884                $10.12                        5            .08198                $12.20
       25              .18455                $ 5.42                       25            .15687                $ 6.37
       35              .25596                $ 3.91                       35            .21874                $ 4.57
       55              .47352                $ 2.11                       55            .40746                $ 2.45
       65              .60986                $ 1.64                       65            .54017                $ 1.85
------------------------------------------------------------------------------------------------------------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

                             UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

                ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

                          DISTRIBUTION AND COMMISSIONS

Service Fees

Pruco Life and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life. We may also receive a portion of the 12b-1 fees and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

                                     EXPERTS

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

                                PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The "total return" figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Pruco Life's Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life's Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                                     Part C:

                                OTHER INFORMATION

Item 27. EXHIBITS

Exhibit
 Number                       Description of Exhibit

      (a)   Board of Directors Resolution:

            (i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 5)

      (b)   Not Applicable.

      (c)   Underwriting Contracts:

            (i) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 6)

            (ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)

            (iii)       Schedule of Sales Commissions. (Note 6)

      (d)   Contracts:

            (i)         Variable Appreciable Life Insurance Contract. (Note 8)

            (ii)        With fixed Death Benefit (Note 6)

            (ii)        With Variable Death Benefit (Note 6)

            (iii) Complaint Notice for use in Texas with Variable Appreciable Life Contracts (Note 6)

            (v) Notice giving information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 6)

            (vi) Endorsement for Misstatement of Age and / or Sex for use in Pennsylvania with Variable Appreciable Life. (Note 6)

            (vii)       Revised Contract with fixed death benefit. (Note 6)

            (viii)      Revised Contract with variable death benefit (Note 6)

            (ix)        Rider for Insured's Waiver of Premium Benefit. (Note 6)

            (x)         Rider for Applicant's Waiver of Premium Benefit. (Note
                        6)

            (xi)        Rider for Insured's Accidental Death Benefit. (Note 6)

            (xii) Rider for Level Term Insurance Benefit on Life of Insured. (Note 6)

            (xiii) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)

            (xiv)       Rider for Interim Term Insurance Benefit. (Note 6)

            (xv) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)

            (xvi) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)

            (xvii) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)

            (xviii) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 6)

            (xix) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 6)

            (xx)        Rider defining Insured Spouse. (Note 2)

            (xxi) Rider covering lack of Evidence of Insurability on a Child. (Note 2)

            (xxii)      Rider modifying Waiver of Premium Benefit. (Note 2)

            (xxiii)     Rider to terminate a Supplementary Benefit. (Note 2)

            (xxiv) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 6)

            (xxv)       Rider to provide for exclusion of Aviation Risk. (Note
                        2)

            (xxvi) Rider to provide for exclusion of Military Aviation Risk. (Note 2)

            (xxvii)     Rider to provide for exclusion for War Risk. (Note 6)

            (xxviii) Endorsement for Contractual Conversion of a Term Policy. (Note 2)

            (xxix)      Endorsement for Conversion of a Dependent Child. (Note
                        2)

            (xxx) Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 3)

            (xxxi)      Endorsement providing for Variable Loan Interest Rate.
                        (Note 6)

            (xxxii) Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 6)

            (xxxiii) Certification guaranteeing Right to Convert for use in Virginia. (Note 3)

            (xxxiv)     Endorsement for Increase in Face Amount. (Note 6)

            (xxxv) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance

                        (a)   for use with fixed death benefit Contract. (Note
                              6)

                        (b)   for use with variable death benefit Contract.
                              (Note 6)

            (xxxvi) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 6)

            (xxxvii) Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 6)

            (xxxviii)   Endorsement for Contracts issued in connection with
                        tax-qualified pension plans. (Note 6)

            (xxxix)     Appreciable Plus Rider. (Note 6)

            (xl)        Living Needs Benefit Rider

                        (a)   for use in Florida. (Note 5)

                        (b) for use in all approved jurisdictions except Florida. (Note 5)

      (e)   Application:

            (i) Application for Variable Universal Life Insurance Contract. (Note 4)

            (ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

      (f)   Depositor's Certificate of Incorporation and By-Laws:

            (i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)

            (ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)

      (g)   Not Applicable

      (h)   None.

      (i)   Administrative Contracts:

            (i)         Service Agreement between Prudential and Pruco Life.
                        (Note 8)

      (j)   Not Applicable

      (k) Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 7)

      (l) Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 7)

      (m)   Calculation. (Note 8)

      (n)   Not Applicable

      (o)   None.

      (p)   Not Applicable

      (q)   Redeemability Exemption:

            (i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 6)

----------
(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-80513, filed April 30, 1997 on behalf of the Pruco Life Variable Insurance Account.

(Note 3) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 4)    Incorporated by reference to Form S-6, Registration No.
            333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 29, 1997.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 29, 1999.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 31 to this Registration Statement, filed April 30, 2002.

(Note 8)    To be filed by Post-Effective Amendment.


Item 28. Directors and Major Officers of Pruco Life

      The directors and major officers of Pruco Life, listed with their principal occupations and principal business addresses, are shown below.

                            DIRECTORS OF PRUCO LIFE

      JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance; 213 Washington Street, Newark, New Jersey 07102.

      VIVIAN L. BANTA, President, Chairman, and Director -- Executive Vice President, Individual Financial Services, U.S. Consumer Group; 213 Washington Street, Newark, New Jersey 07102.

      RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer; 751 Broad Street, Newark, New Jersey 07102

      HELEN M. GALT, Director -- Company Actuary; 213 Washington Street, Newark, New Jersey 07102.

      RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability, and Risk Management; 100 Mulberry Street, Newark, New Jersey 07102

      DAVID R. ODENATH, JR., Director -- President, Prudential Investments; 100 Mulberry Street, Newark, New Jersey 07102

                      MAJOR OFFICERS WHO ARE NOT DIRECTORS

      SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments; 100 Mulberry Street, Newark, New Jersey 07102.

      C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential; 751 Broad Street, Newark, New Jersey 07102.

      THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services; 2101 Welsh Road, Dresher, Pennsylvania 19025.

      CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department; 213 Washington Street, Newark, New Jersey 07102.

      ANDREW J. MAKO, Executive Vice President -- Vice President, Finance, U.S. Consumer Group; 213 Washington Street, Newark, New Jersey 07102.

      ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance; 213 Washington Street, Newark, New Jersey 07102.

      JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products;

      SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary; 213 Washington Street, Newark, New Jersey 07102.

      WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President and IFS Controller, Prudential Enterprise Financial Management; 213 Washington Street, Newark, New Jersey 07102.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

      See Annual Report on Form 10-K of the Pruco Life Insurance Company, File No. 33-37587, filed March 28, 2002.

Item 30. Indemnification

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

      Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so.

           DIRECTORS AND OFFICERS OF PRUCO LIFE SECURITIES CORPORATION
                                   ("PRUSEC")

        Name and Principal
         Business Address                Position and Office With Depositor
-------------------------------     --------------------------------------------
John Green  (Note 1)                Chairman of Board of Directors
Kevin B. Frawley  (Note 1)          Director
James J. Avery, Jr  (Note 1)        Director
John Gordon  (Note 1)               President, Director, Chief Operating Officer
David R. Odenath  (Note 3)          Director
John M. Howard   (Note 1)           Director & Vice President
Clifford E. Kirsch  (Note 1)        Chief Legal Officer Secretary
Margaret M. Deverell  (Note 3)      Comptroller Chief Financial Officer
Maryanne Ryan  (Note 2)             Vice President Anti-Money Laundering Officer

Patrick L. Hynes  (Note 5)          Vice President
Page H. Pennell  (Note 2)           Chief Compliance Officer & Vice President
Priscilla Myers  (Note 1)           Vice President
Andrew Varley  (Note 1)             Vice President
Michele Talafha  (Note 4)           Assistant Vice President
C. Edward Chaplin  (Note 2)         Treasurer
Martin Chotiner  (Note 1)           Assistant Comptroller
Raymond H. Goslin  (Note 1)         Assistant Comptroller
Janice Pavlou  (Note 1)             Assistant Comptroller
Paul F. Blinn   (Note 1)            Assistant Treasurer
Kathleen C. Hoffman  (Note 2)       Assistant Treasurer
Robert Montellione  (Note 1)        Assistant Treasurer
Patricia Christian  (Note 2)        Assistant Secretary
Mary Jo Reich  (Note 1)             Assistant Secretary
Thomas Castano  (Note 1)            Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102

(Note 2) 751 Broad Street, Newark, NJ 07102

(Note 3) 100 Mulberry Street, Newark, NJ 07102

(Note 4) 199 Water Street, New York, NY 10292

(Note 5) One New York Plaza, 11th Floor, New York, NY 10292

Prusec has not received any amounts as commissions in the past three years for serving as principal underwriter of the variable life insurance policies issued by Pruco Life Insurance Company.

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 12% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through 10th years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year.

Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

      The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

      The Principal Underwriter, Pruco Securities Corporation, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Item 34. Representation of Reasonableness of Fees

      Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 14th day of February, 2003.

(Seal)               Pruco Life Variable Appreciable Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)


Attest:      /s/ Thomas C. Castano               By: /s/ Andrew J. Mako
             ------------------------------          ------------------------
             Thomas C. Castano                       Andrew J. Mako
             Assistant Secretary                     Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 14th day of February, 2003.

        Signature and Title
        -------------------


/s/ *
------------------------------------
Vivian L. Banta
President, Chairperson and Director


/s/ *
------------------------------------
William J. Eckert, IV
Vice President and
Chief Accounting Officer


/s/ *
------------------------------------
James J. Avery, Jr.
Director


/s/ *
------------------------------------
Richard J. Carbone                         *By:   /s/ Thomas C. Castano
Director                                          ------------------------------
                                                  Thomas C. Castano
                                                  (Attorney-in-Fact)
/s/ *
------------------------------------
Helen M. Galt
Director


/s/ *
------------------------------------
Ronald P. Joelson
Director


/s/ *
------------------------------------
David R. Odenath, Jr.
Director